                                                                     EXHIBIT 2.1

                                                                  EXECUTION COPY


                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

          Securities Purchase Agreement (the "Agreement"), dated as of August
                                              ---------
20, 1999, by and among Blue Wave Systems Inc., a Delaware corporation (the "Company"), and each of the purchasers set forth on the signature pages hereto
 -------
(individually, a "Purchaser" and, collectively, the "Purchasers").
                  ---------                          ----------

          WHEREAS, the Company proposes to issue and sell to the Purchasers for cash an aggregate of 1,200,000 shares (individually, a "Share" and,
                                                        -----
collectively, the "Shares") of common stock, $0.01 par value, of the Company
                   ------
(the "Common Stock") and warrants to purchase shares of Common Stock (as further
      ------------
described below); and

          WHEREAS, the Company, among other things, has agreed to provide certain registration rights under the Securities Act of 1933 (the "Securities
                                                                   ----------
Act") with respect to the Shares, the shares of Common Stock issuable upon
---
exercise of warrants that are being issued to the Purchasers pursuant to this Agreement and certain shares of Common Stock issuable pursuant to this Agreement or the Registration Rights Agreement (as hereinafter defined).

          NOW THEREFORE, in consideration of the above recitals and the mutual covenants set forth herein, the parties hereto agree as follows:

     1.   Sale of Stock and Delivery of Warrants; Closing.
          -----------------------------------------------

          (a)  Purchase and Sale. Subject to the terms and conditions hereof,
               -----------------
the Company shall issue and sell to each of the Purchasers, and each Purchaser, severally, shall purchase from the Company, the number of Shares set forth opposite such Purchaser's name on Schedule 1 hereto at a purchase price of $2.50
                                  ----------
per Share. The Company shall deliver to each Purchaser warrants to purchase, at an exercise price of $3.50 per share, such number of shares of Common Stock set forth opposite such Purchaser's name on Schedule 1 hereto (the "Term A
                                        ----------              ------
Warrants") and warrants to purchase, at an exercise price of $4.50 per share,
--------
such number of shares of Common Stock set forth opposite such Purchaser's name on Schedule 1 hereto (the "Term B Warrants"). The Term A Warrants and the Term B
   ----------              ---------------
Warrants are, hereinafter, collectively referred to as the "Warrants," and the
--------
shares of Common Stock issued or issuable upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares." The Term A Warrants and the
                                --------------
Term B Warrants shall, respectively, be in the forms of Exhibit A and Exhibit B
                                                        ---------     ---------
hereto.


          (b)  Closing. The closing of the purchase and sale of the Shares and
               -------
Warrants (the "Closing") shall take place at the offices of Winston & Strawn,
               -------
200 Park Avenue, New York, New York, at 10:00 A.M. on August 24, 1999, or such later date on which the conditions set forth in Sections 9 and 10 hereof shall have been satisfied or waived; provided, however, that the Closing, in no event, shall occur later than
        --------  -------
August 25, 1999. The date of the Closing shall be hereinafter referred to as the "Closing Date."
 ------------

          (c)  Delivery. At the Closing, the Company shall deliver to each
               --------
Purchaser a stock certificate representing the Shares purchased by such Purchaser and the Warrants to be delivered to such Purchaser, against payment of the purchase price therefor by cashiers check, payable to the order of the Company, or by wire transfer of immediately available funds to the Company in accordance with the Company's wiring instructions. In addition, the Company shall deliver to each Purchaser such other agreements, documents, certificates and opinions as specified in this Agreement or as may reasonably be requested by such Purchaser.

     2.   Representations and Warranties of Purchasers.  Each of the Purchasers
          --------------------------------------------
represents, warrants and covenants, severally, to the Company as follows:

          (a)  Authorization. The Purchaser is duly organized, validly existing
               -------------
and in good standing under the laws of its jurisdiction. The Purchaser has the necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of, and the performance under, this Agreement by the Purchaser will not conflict with any rule, regulation, judgment or agreement applicable to the Purchaser.

          (b)  Investment Purpose. The Purchaser was not formed for the purpose
               ------------------
of acquiring the Securities. The Purchaser is purchasing the Shares and acquiring the Warrants, and will purchase the Warrant Shares (together with the Shares and the Warrants, the "Securities"), for investment purposes and not with
                              ----------
a present view to, or for sale in connection with, a distribution thereof within the meaning of the Securities Act. The Purchaser understands that it may not be able to sell or otherwise dispose of the Securities, and accordingly it must bear the economic risk of this investment indefinitely.

          (c)  Reliance On Exemptions. The Purchaser understands that the
               ----------------------
Securities have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon specific exemptions from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

          (d)  Information. The Purchaser has been furnished all documents
               -----------
relating to the business, finances and operations of the Company which the Purchaser requested from the Company and has been able to evaluate the risks and merits associated with an investment in the Securities to its satisfaction. The Purchaser has been afforded the opportunity to ask questions of the Company's representatives concerning the Company in making the decision to purchase the Shares and acquire the Warrants, and such questions have been answered to its satisfaction. However, neither the foregoing nor any other due diligence investigation conducted by the Purchaser or on its behalf shall limit, modify or affect the representations and warranties of the Company in Section 3 of this Agreement or the right of the Purchaser to rely thereon.

          (e)  Governmental Review. The Purchaser understands that no Federal or
               -------------------
state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

          (f)  Purchaser's Qualifications. The Purchaser is an "accredited
               --------------------------
investor" as defined in Rule 501 under Regulation D of the Securities Act ("Regulation D"). The Purchaser is capable of evaluating the merits and risks of
  ------------
an investment in the Securities.

          (g)  Restrictions on Transfer. The Purchaser covenants and agrees that
               ------------------------
it shall not transfer any of the Securities unless such Securities are registered under the Securities Act or unless an exemption from registration and qualification requirements are available under the Securities Act and applicable state securities laws and the Company has received an opinion of counsel satisfactory to it stating that such registration and qualification is not required; provided, that such transaction be effected in accordance with the
          --------
assignment provisions of Section 11(e) hereof. The Purchaser understands that certificates representing the Shares, the Warrants, the Warrant Shares, shares of Common Stock issued pursuant to Sections 5 or 7 of this Agreement, and any Default Shares (as such term is defined in the Registration Rights Agreement attached hereto as Exhibit D (the "Registration Rights Agreement")) shall bear
                   ---------       -----------------------------
the following, or substantially similar, legends until such time as they have been registered under the Securities Act or otherwise may be sold without volume limitations under Rule 144 under the Securities Act:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE
                                      ---
     SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED WITHOUT (A) REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR (B) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE COMPANY TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

     THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO CERTAIN RESTRICTIONS PURSUANT TO A SECURITIES

     PURCHASE AGREEMENT BETWEEN THE HOLDER AND THE COMPANY, DATED AS OF AUGUST 20, 1999, WHICH AGREEMENT IS ON FILE WITH THE COMPANY. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE TO THE RECORD HOLDER HEREOF UPON WRITTEN REQUEST.

          (h)  Residence. The Purchaser is a resident of the jurisdiction set
               ---------
forth under its name on the signature pages hereto.

     3.   Representations and Warranties of the Company. Except as set forth on
          ---------------------------------------------
the Schedule of Exceptions attached hereto as Exhibit C, the Company represents
                                              ---------
and warrants to each Purchaser as follows:

          (a)  Organization and Good Standing. The Company is a corporation duly
               ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, and has all necessary corporate power and authority to own or lease its assets and to carry on its business as now being conducted and presently proposed to be conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or leasing of assets, or the conduct of its business, makes such qualification necessary, except where the failure to be so qualified would not result in a Material Adverse Change (as defined in Section 3(h) hereof)). Except for any subsidiaries listed on Schedule 3(b) hereto, the Company has no
                               -------------
subsidiaries and no equity interests in any corporation, partnership, joint venture or other entity.

          (b)  Subsidiaries. Schedule 3(b) hereto sets forth each subsidiary of
               ------------  -------------
the Company, showing the jurisdiction of its incorporation or organization. Each subsidiary is validly existing and in good standing under the laws of the state or other jurisdiction of its incorporation or organization and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. All of the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and are owned by the Company.

          (c)  Requisite Power and Authorization. The Company has all necessary
               ---------------------------------
corporate power and authority to execute and deliver this Agreement, the Registration Rights Agreement and the Warrants (collectively, the "Transaction
                                                                   -----------
Documents") and to perform its obligations under each of the Transaction
---------
Documents, including without limitation the issuance of the Securities hereunder. All corporate action of the Company required for the execution and delivery of the Transaction Documents and the issuance and delivery of the Securities has been duly and effectively taken, and no further actions, authorizations or consents, including, without limitation, any consents of the stockholders of the Company, are required. Each of the Transaction Documents constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditor's rights, (ii) as limited by general principles of equity that restrict the availability of equitable remedies and (iii) as the indemnity provisions of the Registration Rights Agreement may be limited by law. The Shares, when issued, delivered and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any and all liens, charges, claims or encumbrances. The Warrant Shares, if and when issued, delivered and paid for in compliance with the provisions of this Agreement and the Warrants, will be validly issued, fully paid and non-assessable, free and clear of any and all liens, charges, claims or encumbrances. The Company has reserved a sufficient number of shares of Common Stock necessary for issuance of the Shares and the Warrant Shares.

          (d)  SEC Documents. The Company has filed with the Securities and
               -------------
Exchange Commission (the "SEC") all reports, statements, schedules and other
                          ---
documents (collectively, the "SEC Documents") required to be filed by it
                              -------------
pursuant to the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"). Since June 30, 1998, all SEC Documents required to be filed
 ------------
were timely filed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements included in the SEC Documents (the "Financial Statements") complied as to form
                                    --------------------
in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Except (i) as may be indicated in the notes to the Financial Statements or (ii) in the case of the unaudited interim statements, as permitted by Form 10-Q under the Exchange Act, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal recurring year-end adjustments and footnotes). Except as set forth in the Financial Statements filed with the SEC prior to the date hereof, neither the Company nor any of its subsidiaries has any liabilities, whether absolute, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such Financial Statements, (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such Financial Statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company or any of its subsidiaries and (iii) liabilities and obligations incurred in connection with the Transaction Documents and the transactions contemplated thereby.

          (e)  Capitalization. The capitalization of the Company as of the date
               --------------
hereof is set forth on Schedule 3(e), including (i) the authorized capital
                       -------------
stock, (ii) the number of shares issued and outstanding, (iii) the number of shares reserved for issuance pursuant to stock option, employee benefit or other plans, (iv) the number of shares reserved for issuance or issuable pursuant to securities exercisable for, or convertible into or exchangeable for, any shares of Common Stock, (v) the number of shares of Common Stock reserved for issuance with respect to the sale of the Shares, and (vi) the number of shares of Common Stock reserved for issuance upon exercise of the Warrants. All outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth on Schedule 3(e) and except
                                                      -------------
for the Securities issued hereunder, the Company has (i) no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company, (ii) no rights, options, warrants, calls or other agreements or commitments of any nature whatsoever relating to the purchase or other acquisition of any shares of its capital stock or securities convertible into or exchangeable for any shares of its capital stock or (iii) no shares of its capital stock reserved for issuance.

          (f)  No Conflicts. Neither the execution, delivery and performance by
               ------------
the Company of this Agreement, the other Transaction Documents, and all instruments and documents to be delivered by the Company, nor the consummation of the transactions contemplated by any of the foregoing (i) has constituted or resulted in, or will constitute or result in, a default under or breach or violation of any term or provision of the Certificate of Incorporation or bylaws of the Company or material contracts or instruments to which the Company or any of its subsidiaries is a party or Federal, state or local laws, rules or regulations, writs, orders, judgments or decrees which are applicable to the Company, any of its subsidiaries or their assets, (ii) will result in the acceleration or termination of any rights under any contract or instrument to which the Company or any of its subsidiaries is a party or (iii) will result in the creation or imposition of any liens, charges or encumbrances upon any assets of the Company or any of its subsidiaries.

          (g)  Consents. Other than any necessary approvals of the Board of
               --------
Directors of the Company or the Company's shareholders that will be obtained before the Closing, no approval, consent, order, authorization or other action by, or notice to or filing with, any governmental authority or regulatory agency or any other person or entity, and no lapse of a waiting period, is required in connection with the execution, delivery or performance by the Company of this Agreement, any other Transaction Document, the issuance and delivery of any of the Securities or any other transactions contemplated by any of the Transaction Documents except for (i) the filing of a Form D with the SEC, (ii) filings required under applicable state "blue sky" laws (which shall be duly filed and effective prior to the Closing if so required under such laws) and (iii) the filing of a registration statement or statements pursuant to the Registration Rights Agreement.

          (h)  No Material Adverse Change. Since March 31, 1999, the business of
               --------------------------
the Company and each subsidiary has been operated in the ordinary course and substantially consistent with past practice and there has not been any material adverse change in the business, assets, financial condition, results of operations, affairs or prospects of the Company or any of its subsidiaries (a "Material Adverse Change").
 -----------------------

          (i)  Litigation. There is no claim, action, suit, proceeding or
               ----------
investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries, or any of their respective directors or officers, in their capacities as such, (i) that questions the validity of this Agreement or any other Transaction Document or the issuance of the Securities, or the right of the Company to enter into this Agreement or any other Transaction Document or to consummate the transactions contemplated by any Transaction Document or (ii) that might result, either individually or in the aggregate, in any Material Adverse Change or in any change in the current equity ownership of the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, stipulation or decree of any court, administrative agency, commission, regulatory authority, other government agency or instrumentality.

          (j)  No Default. Neither the Company nor any of its subsidiaries is in
               ----------
violation of or default under any provision of its Articles of Incorporation or bylaws or other constituent documents or is in default (or, with notice or the lapse of time, would be in default) under any material agreement, contract, commitment or instrument to which it is a party or by which it or its properties or assets is bound or affected. To the Company's knowledge, no third party is in material default under or in material breach or violation of any material contract, commitment or instrument to which the Company or any of its subsidiaries is a party or by which any of their properties or assets are bound or affected.

          (k)  Compliance with Laws. The Company and each subsidiary is in
               --------------------
compliance and has conducted its business and operations so as to comply with all laws (including, without limitation, any environmental laws), ordinances, rules and regulations, judgments, decrees or orders of any regulatory authority or other governmental or administrative body or instrumentality, whether domestic or foreign. The Company has not, since March 31, 1999, received any notice relating to any violation or potential violation of applicable law or regulations.

          (l)  Intellectual Property. The Company and each subsidiary owns or
               ---------------------
possesses adequate and enforceable rights to use, all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, domain names, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively the "Intangibles") necessary to conduct its
                                         -----------
business as heretofore conducted by it, as now being conducted by it , and as proposed to be conducted by it. To the Company's knowledge, neither the Company nor any of its subsidiaries has infringed, nor does it currently infringe, nor is it in conflict with any right of any other person with respect to any Intangibles. To the knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company or any of its subsidiaries.

          (m)  Registration Rights. The only registration rights, including
               -------------------
piggyback rights, granted (or agreed to be granted) to any person or entity other than the Purchasers are set forth on the Schedule of Exceptions. None of the registration rights disclosed on the Schedule of Exceptions are senior in priority to the registration rights provided for in the Registration Rights Agreement.

          (n)  Nasdaq National Market. The Common Stock is listed on the Nasdaq
               ----------------------
National Market, and there are no proceedings to revoke or suspend such listing. The sale of the Securities as contemplated hereby will not result in a violation of the Nasdaq rules and regulations.

          (o)  No Misrepresentation. No representation or warranty by the
               --------------------
Company in this Agreement (including any Exhibit or Schedule hereto) and no statements of the Company contained in any document, certificate, schedule or other information furnished or to be furnished by or on behalf of the Company pursuant to this Agreement or any other Transaction Document or in connection with the transactions contemplated by any Transaction Document contains or shall contain any untrue statement of material fact or omits or shall omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading. Except for the transactions contemplated hereby, no event or circumstance has occurred or exists with respect to the Company or any of its subsidiaries or their respective business affairs, assets, properties, prospects, operations or financial condition which has not been publicly disclosed, but which, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to the primary issuance of the Company's securities. The Company has delivered true and complete copies of all documents requested by the Purchasers.

          (p)  Anti-Dilution and Other Shares. No stockholder of the Company or
               ------------------------------
other person or entity has any preemptive right of subscription or purchase or contractual right of first refusal or similar right with respect to any of the Securities. Issuance of the Securities will not result in the issuance of any additional shares of Common Stock or the triggering of other anti-dilution or similar rights contained in any options, warrants, debentures or other securities or agreements of the Company.

          (q)  No Brokers or Finders. No person or entity has or will have, as a
               ---------------------
result of any engagement or contractual obligation incurred by the Company, any right, interest or valid claim against any Purchaser for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

          (r)  Change of Control Payments. Neither the execution, delivery and
               --------------------------
performance by the Company of any of the Transaction Documents nor the consummation of any of the transactions contemplated thereby shall require any payment by the Company, in cash or kind, under any agreement, plan, policy, commitment or other arrangement. There are no agreements, plans, policies, commitments or other arrangements with respect to any compensation, benefits or consideration which will be materially increased, or the vesting of benefits of which will be materially accelerated, as a result of the execution and delivery of the Transaction Documents or the occurrence of any of the transactions completed thereby. There are no payments or other benefits, the value of which will be calculated on the basis of any of the transactions contemplated by this Agreement or any other Transaction Document.

     4.   Registration Rights. At the Closing, the Company and the Purchasers
          -------------------
shall enter into the Registration Rights Agreement.

     5.   Right of First Refusal for New Securities.
          -----------------------------------------

          (a) The Company hereby grants to each Purchaser a right of first refusal to purchase shares of any New Securities (as defined below) which the Company may, from time to time during the time period beginning on the date of this Agreement and ending on August 20, 2001, propose to sell and issue. Such right of first refusal shall allow each Purchaser to purchase its Proportionate Share (as defined below) of the New Securities proposed to be issued, determined with reference to the aggregate number of outstanding shares of Common Stock (taking into account all shares of Common Stock issuable upon exercise of the Warrants) held by the Purchasers or their permitted transferees before the proposed issuance of New Securities. In the event that any Purchaser shall not purchase any or all of its Proportionate Share of New Securities, the other Purchasers shall have the right to purchase such unpurchased New Securities, as described below. The right of first refusal granted hereunder with respect to a particular offer of New Securities shall terminate as to a particular Purchaser if such Purchaser's right shall not be exercised within 10 Business Days after receipt of the notice described in Section 5(c) hereof. The Purchasers may reallocate their right of first refusal among themselves. "Business Day" shall
                                                           ------------
mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

          (b)  "New Securities" shall mean any authorized but unissued shares,
                --------------
and any treasury shares, of capital stock of the Company and all rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided, however, that
                                                         --------  -------
the term "New Securities" does not include (i) securities issued pursuant to the acquisition of another corporation or entity by the Company by merger, purchase of all or substantially all of the assets or other reorganization whereby the Company shall become the owner of more than 50% of the voting power of such corporation or entity; (ii) shares of Common Stock issued in connection with any stock split or stock dividend of the Company; (iii) shares of Common Stock issued pursuant to any public offering and sale of equity securities of the Company pursuant to an effective registration statement under the Securities Act; (iv) Warrant Shares delivered to the Purchasers upon exercise of the Warrants; (v) Default Shares issued pursuant to the Registration Rights Agreement; (vi) shares of Common Stock issued pursuant to the anti-dilution provisions of Section 7 hereof; and (vii) options granted under, and shares of Common Stock issued pursuant to the exercise of options granted under, the current stock option plan of the Company. "Proportionate Share" shall be
                                               -------------------
equal to a fraction, the numerator of which shall equal the total number of shares of Common Stock (taking into account all shares of Common Stock issuable upon exercise of the Warrants) then owned by such Purchaser and the denominator of which shall equal the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities (assuming the exercise of all Warrants, but not including options, warrants or other rights to acquire Common Stock).

          (c) If the Company shall propose to issue New Securities, it shall give each Purchaser written notice thereof, describing the New Securities, the number thereof to be issued, the purchase price therefor (which shall be payable solely in cash) and the terms upon which the Company shall propose to issue the same. Each Purchaser shall have 10 Business Days from the date such notice is given to determine whether to purchase all or any portion of such Purchaser's Proportionate Share of such New Securities for the purchase price and upon the terms specified in the notice by giving written notice to the Company and stating therein the number of New Securities to be purchased.

          (d) If the Purchasers shall not have elected within such 10 Business Day period to purchase all of the New Securities proposed to be issued, the Company shall provide to each Purchaser, within five Business Days thereafter, a schedule setting forth the following information: (i) the amount of New Securities elected to be purchased; (ii) the purchasers thereof (the "Participating Purchasers") and the specific amount of New Securities elected to
 -------------------------
be purchased by each such Participating Purchaser; and (iii) the amount of New Securities not elected to be purchased. Each Participating Purchaser shall thereafter have an additional 10 Business Days after such five Business Day period has elapsed to determine whether to purchase all or any portion of such Participating Purchaser's Residual Proportionate Share (as defined below) of such remaining New Securities for the purchase price and upon the terms specified in the notice by giving written notice to the Company and stating therein the number of New Securities to be purchased. "Residual Proportionate
                                                       ----------------------
Share" shall be equal to a fraction, the numerator of which shall equal the
-----
total number of shares of Common Stock (as determined in the definition of Proportionate Share) then owned by such Participating Purchaser and the denominator of which shall equal the total number of such shares owned by all Participating Purchasers.

          (e) If the Purchasers shall not have elected to purchase all of the New Securities proposed to be issued (within the time period for notifying the Company set forth above), then the Company shall have 60 calendar days in which to complete the proposed issuance of the portion of the New Securities not purchased by the Purchasers at a price not less than that contained in the notice previously given to the Purchasers and on terms and conditions not more favorable to the third party than those contained in such notice. If, at the end of such 60-calendar day period, the Company shall not have completed such issuance of New Securities, the Company shall no longer be permitted to issue such New Securities pursuant to this Section 5 without again fully complying with all of the provisions of this Section 5.

     6.   Buy-In Rights.
          -------------

          (a) In the event that (i) the Company shall fail for any reason to deliver Warrant Shares to a Purchaser upon exercise of any Warrants within the time period specified in paragraph (a) of such Warrants or the Company shall fail to remove, or shall fail to cause its transfer agent to remove, any restrictive legend on any certificates evidencing Shares, Warrant Shares, Default Shares or shares of Common Stock issued pursuant to Sections 5 or 7 of this Agreement (the "Buy-In Shares") as and when required under Section 8(f) of
                     -------------
this Agreement and (ii) thereafter, such Purchaser shall purchase (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by such Purchaser of (A) the Warrant Shares which such Purchaser anticipated receiving upon such exercise or (B) such unlegended Buy-In Shares, as the case may be (in each case, the "Sold Shares"), then the Company
                                               -----------
shall pay to such Purchaser (in addition to any other remedies available to the Purchaser) the amount by which (x) such Purchaser's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased shall exceed (y) the net proceeds received by such Purchaser from the sale of the Sold Shares.

          (b)  The Company shall make any payments required pursuant to this
Section 6 within five Business Days after receipt of written notice from the Purchaser setting forth the correct calculation of the amount due hereunder. Nothing contained herein shall relieve the Company from its continuing obligation to deliver Warrant Shares upon any such exercise of the Warrants, or the unlegended Buy-In Shares, as the case may be.

     7.   Anti-Dilution.
          -------------

          (a) If the Company, in a capital raising transaction (public or private) that is consummated at any time before August 20, 2000, shall sell (i) any shares of Common Stock or any Convertible Securities (as hereinafter defined), whether or not the rights to exchange or convert thereunder shall be immediately exercisable, or (ii) issue or sell any rights to subscribe for, or any rights, options or warrants to purchase, shares of Common Stock or any stock or other securities convertible into or exchangeable for such shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter called "Convertible Securities"), whether or not such rights, options or
        ----------------------
warrants or the right to convert or exchange any such Convertible Securities shall be immediately exercisable, for a consideration per share (the "Per Share
                                                             ---------
Selling Price") less than the purchase price per Share set forth in Section 1(a)
-------------
of this Agreement, the Company shall deliver to each Purchaser additional shares
of Common Stock as provided in this Section 7.   The Company shall give each
Purchaser two Business Days' prior written notice of the closing of any such transaction.

          (b) For purposes of this Section 7, the term "Per Share Selling Price" shall constitute the amount actually paid by third parties for each share of Common Stock. The Per Share Selling Price of rights, options, warrants or Convertible Securities shall include the exercise or conversion price thereof (plus, in the case of any rights, options or warrants that relate to Convertible Securities, any additional consideration received or receivable by the Company upon the issue or sale of such Convertible Securities and the conversion thereof). If the exercise price or conversion price of any such rights, options, warrants or Convertible Securities shall be variable, except as provided by any applicable anti-dilution provisions, the Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised or might have been converted or exercised. If shares of Common Stock shall be issued in such capital raising transaction for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company.

          (c)  The Company shall deliver to each Purchaser its pro rata share of
                                                               --- ----
such additional number of shares of Common Stock that such Purchaser shall be entitled to receive pursuant to this Section 7 within five Business Days of the closing of the transaction giving rise to the Company's obligation to deliver such additional shares of Common Stock. Each Purchaser's pro rata share shall
                                                          --- ----
be equal to (i) the aggregate purchase price paid by such Purchaser for its Shares pursuant to Section 1(a) of this Agreement divided by the Per Share Selling Price minus (ii) the total number of Shares previously delivered to such Purchaser pursuant to Section 1(a) of this Agreement.

     8.   Covenants of the Company.  The Company hereby covenants that:
          ------------------------

          (a)  Exchange Act Filings.   The Company shall use its best efforts to
               --------------------
file in a timely manner all reports and other documents required to be filed by it under the Exchange Act, and, promptly upon filing, deliver copies of such reports to each Purchaser. The Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations promulgated thereunder would permit such termination.

          (b)  Authorized Shares. The Company shall, from and at all times after
               -----------------
the Closing, maintain a reserve of authorized shares of Common Stock sufficient to cover the issuance of the Warrant Shares underlying the Warrants and the issuance of any Default Shares pursuant to the terms of the Registration Rights Agreement.

          (c)  Use of Proceeds.  The Company shall use the net proceeds from
               ---------------
the sale of the Securities for the repayment of debt and general working capital purposes.

          (d)  Nasdaq Requirements.  The Company shall use its best efforts to
               -------------------
continue to meet all requirements necessary for inclusion of the Common Stock in the Nasdaq National Market. The Company shall use its best efforts, including, without limitation, promptly filing any notification, application, form or other information and paying any fees, to list on the Nasdaq National Market all shares of Common Stock (including Shares, Default Shares and Warrant Shares) that may be issued to the Purchasers.

          (e)  Certain Legal Expenses.   The Company shall pay to Winston &
               ----------------------
Strawn, counsel to the Purchasers, at the Closing, from the proceeds of the sale of the Shares, its fees and expenses relating to the negotiation and documentation of this Agreement and the other documents and transactions contemplated hereby in an aggregate amount not to exceed $20,000.

          (f)  Removal of Legends.   Any legend endorsed on a certificate
               ------------------
pursuant to Section 2(g) and any related stop transfer instructions with respect to any Securities shall be removed, and the Company shall, within two (2) Business Days, issue, or cause its transfer agent to issue, a certificate without such legend to the holder thereof, if (i) such Securities shall be registered under the Securities Act, (ii) such legend may be properly removed under the terms of Rule 144 under the Securities Act or (iii) such holder shall provide the Company with an opinion of counsel, satisfactory to the Company, to the effect that a sale, transfer or assignment of such Securities may be made pursuant to Rule 144(k) under the Securities Act.

     9.   Conditions to Obligations of the Purchasers at the Closing.  The
          ----------------------------------------------------------
obligation of each Purchaser to purchase the Shares at the Closing shall be subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by such Purchaser:

          (a)  Certificates. The Company shall have delivered to each Purchaser
               ------------
a duly executed certificate representing the Shares and the Warrants issuable to such Purchaser.

          (b)  Trading.   The Common Stock shall be trading on the Nasdaq
               -------
National Market.

          (c)  Representations and Warranties; Performance of Obligations.  The
               ----------------------------------------------------------
representations and warranties of the Company set forth in this Agreement and in any other Transaction Document shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date, except for representations and warranties made as of a specific date which shall be true and correct as of such date. The Company shall have performed, satisfied and complied with all obligations and conditions required to be performed or observed by it under this Agreement or any other Transaction Document on or prior to the Closing Date.

          (d)  Consents and Waivers. The Company shall have made all filings and
               --------------------
obtained any and all consents (including, without limitation, all governmental or regulatory consents), approvals or authorizations, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and any other Transaction Document.

          (e)  No Litigation or Legislation. No Federal, state or local statute,
               ----------------------------
rule, regulation, decree, ruling or injunction shall have been enacted or entered, and no litigation, proceeding, government inquiry or investigation shall be pending, which challenges, prohibits or restricts, or seeks to prohibit or restrict, the consummation of the transactions contemplated by this Agreement or any other Transaction Document, or restricts or impairs the ability of any Purchaser to own an equity interest in the Company.

          (f)  Compliance Certificate.   The Company shall have delivered to the
               ----------------------
Purchasers a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, certifying to the fulfillment of the conditions set forth in Sections 9(b), (c), (d), (e) and (h) and such other matters as the Purchasers shall reasonably request.

          (g)  Opinion of Counsel.  The Purchasers shall have received from
               ------------------
Crouch & Hallett, counsel to the Company, an opinion addressed to the Purchasers, dated as of the Closing Date, in substantially the form attached hereto as Exhibit E.
          ---------

          (h)  No Material Adverse Change.     There shall not have occurred
               --------------------------
since the execution of any of the Transaction Documents any Material Adverse Change.

          (i)  Registration Rights Agreement.  At the Closing, the Company shall
               -----------------------------
have executed and delivered the Registration Rights Agreement to the Purchasers.

          (j)  Fees and Expenses.  The Company shall have provided for a portion
               -----------------
of the purchase price paid by the Purchasers to be directed to the payment of those fees and expenses of Winston & Strawn described in Section 8(e).

     10.  Conditions to Obligation of the Company at the Closing.  The
          -------------------------------------------------------
obligation of the Company to sell and issue the Shares and the Warrants to the Purchasers at the Closing shall be subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the
Company:

          (a)  Purchase Price. Each Purchaser shall have delivered the purchase
               --------------
price for the Shares to be purchased by such Purchaser hereunder.

          (b)  Representations and Warranties.   The representations and
               ------------------------------
warranties made by the Purchasers in this Agreement shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

          (c)  No Litigation or Legislation.   No Federal, State or local
               ----------------------------
statute, rule, regulation, decree, ruling or injunction shall have been enacted or entered, and no litigation, proceeding, government inquiry or investigation shall be pending, which challenges, prohibits or restricts, or seeks to prohibit or restrict, the consummation of the transactions contemplated by this Agreement or any other Transaction Document, or restricts or impairs the ability of any Purchaser to own an equity interest in the Company.

          (d)  No Material Adverse Change.   There shall not have occurred since
               --------------------------
the execution of any of the Transaction Documents any Material Adverse Change.

     11.  Miscellaneous.
          -------------

          (a)  Survival.   Unless waived in writing, the representations and
               --------
warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser.

          (b)  Governing Law; Jury Waiver.   This Agreement shall be governed by
               --------------------------
and construed in accordance with the laws of the State of New York. Each of the Company and the Purchasers irrevocably consent to the exclusive jurisdiction of the United States Federal courts, located in New York County, New York, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process on the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser to serve process in any manner permitted by law. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under this Agreement.

          (c)  Finder's Fee.   Each party shall indemnify and hold the other
               ------------
harmless from any liability for any commission or compensation in the nature of a finder's or broker's fee (and the costs and expenses of defending against such liability or asserted liability) for which such party or any of its officers, partners, employees or representatives shall be responsible.

          (d)  Further Assurances.   Each party, whether prior to or after the
               ------------------
Closing, shall execute, acknowledge and deliver all such other instruments and documents, and shall take all such other actions, as may be reasonably requested by any other party for the purpose of effecting and evidencing the consummation of the transactions contemplated by this Agreement.

          (e)  Successors; Assignment. This Agreement shall be binding upon
               ----------------------
and inure to the benefit of the successors and permitted assigns of the parties hereto; provided, however, that the rights of any Purchaser hereunder may be
        --------  -------
transferred in connection with a transfer by such Purchaser to a Significant Purchaser Transferee (as hereinafter defined) of all or part of the Securities in accordance with the terms of this Agreement or the terms of the Warrants, as the case may be, in a private transaction exempt from registration under the Securities Act. Any transferee of any of the Securities to whom rights shall be transferred in such a private transaction, other than an affiliate of the Purchaser, shall be required, as a condition precedent to acquiring such Securities, to agree in writing to make the representations set forth in and to otherwise be bound by all the terms and conditions of this Agreement, including the provisions of this Section 11(e). A Purchaser may not assign its rights under this Agreement in connection with the sale of Shares or Warrant Shares pursuant to a registration statement under the Securities Act or under Rule 144. For purposes of this Agreement, a "Significant Purchaser Transferee" shall mean
                                   --------------------------------
a person or entity which (i) is an "accredited investor" (as defined in Regulation D) and (ii) acquires (together with any affiliates thereof), by transfer from a Purchaser, at least 25% of the Shares and 25% of the Warrant Shares issued or issuable upon exercise of the Warrants.

          (f)  Counterparts.   This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (g)  Entire Agreement.   This Agreement, including and incorporating
               ----------------
all Schedules and all Exhibits hereto and referred to herein, the Registration Rights Agreement and the Warrants constitute and contain the entire agreements and understandings of the parties regarding the subject matter of each such agreement and supercede any and all prior negotiations, correspondence, understandings and agreements, written or oral, among the parties with respect to the subject matter of any of the foregoing agreements.

          (h)  Notices.   All notices required to be given hereunder shall be
               -------
given by personal delivery, facsimile transmission, nationally recognized overnight carrier (prepaid) or registered or certified mail, postage prepaid with return receipt requested. Notices shall be addressed, if to the Company, at its principal corporate offices located at 2410 Luna Road, Suite 132, Carrollton, TX 75006, Facsimile No. (972) 277-4666, Attention: Chief Executive Officer and, if to a Purchaser, to the address set forth below such Purchaser's name on the signature pages hereto. Notices delivered personally shall be deemed given as of actual receipt; notices sent via facsimile transmission shall be deemed given as of one business day following receipt by the sender of written confirmation of transmission thereof; notices sent via overnight courier shall be deemed given as of one business day following sending; and notices mailed shall be deemed given as of five business days after proper mailing. A party may change his or its address by written notice in accordance with this
Section 11(h).

          (i)  Amendments and Waivers. Except as otherwise provided therein,
               ----------------------
no provision of this Agreement or any other Transaction Document may be waived or amended other than by an instrument in writing signed by the Company and Purchasers owning or having the right to acquire a majority of the Shares and the Warrant Shares.

          (j)  Severability.   If one or more provisions of this Agreement shall
               ------------
be held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement to the extent unenforceable and the balance of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

          (k)  Expenses.   Except as otherwise provided herein, the parties
               --------
hereto shall pay their own costs and expenses.

          (l)  Publicity.   The parties shall consult with each other, to the
               ---------
extent practicable, as to the form and content of any press releases and other third party communications or disclosures relating to this Agreement or the transactions contemplated hereby, except as may be required in SEC Documents, and shall use reasonable efforts, acting in good faith, to agree upon disclosure which shall be satisfactory to the parties hereto.

          (m)  Headings.   The headings of this Agreement are for convenience of
               --------
reference and shall not form a part of, or affect the interpretation of, this Agreement.

          (n)  Termination of Covenants.  The covenants of the Company set forth
               ------------------------
in Section 8 of this Agreement shall terminate at such time as the Purchasers shall not own any Securities issued pursuant to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              BLUE WAVE SYSTEMS INC.

                              By:    /s/ Charles D. Brockenbush
                              Name:  Charles D. Brockenbush
                              Title: Vice President, Finance and
                                       Chief Executive Officer

                              Address:  2410 Luna Road
                                        Suite 132
                                        Carrollton, TX 75006

                              SPECIAL SITUATIONS FUND III, L.P.

                              By:    /s/ David M. Greenhouse
                              Name:  David M. Greenhouse
                              Title:

                              Address:  153 E. 53rd Street
                                        51st Floor
                                        New York, New York 10022
                              Facsimile No.: (212) 832-6141
                              Residence:  New York

                              SPECIAL SITUATIONS CAYMAN FUND, L.P.

                              By:    /s/ David M. Greenhouse
                              Name:  David M. Greenhouse
                              Title:

                              Address:  153 E. 53rd Street
                                        51st Floor
                                        New York, New York 10022
                              Facsimile No.: (212) 832-6141
                              Residence: Cayman Islands

                              SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

                              By:    /s/ David M. Greenhouse
                              Name:  David M. Greenhouse
                              Title:

                              Address:  153 E. 53rd Street
                                        51st Floor
                                        New York, New York 10022
                              Facsimile No.: (212) 832-6141
                              Residence: New York



                              SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.

                              By:    /s/ David M. Greenhouse
                              Name:  David M. Greenhouse
                              Title:

                              Address:  153 E. 53rd Street
                                        51st Floor
                                        New York, New York 10022
                              Facsimile No.: (212) 832-6141
                              Residence: New York

                                  Schedule 1
                                  ----------

                 Purchasers/Purchased Shares and Warrant Shares
                 ----------------------------------------------

-------------------------------------------------------------------------------------------------------------------
          Purchaser             Number of Shares     Warrant Shares         Warrant Shares          Aggregate
          ---------             ----------------     --------------         --------------          ---------
                                                         Term A                 Term B            Purchase Price
                                                         ------                 ------            --------------
                                                        Warrants               Warrants
                                                        --------               --------
-------------------------------------------------------------------------------------------------------------------
Special Situations Fund               480,000            200,000                200,000              $1,200,000
 III, L.P.                                           Warrant Shares         Warrant Shares
-------------------------------------------------------------------------------------------------------------------
Special Situations Cayman             160,000             66,667                 66,667              $  400,000
 Fund, L.P.                                          Warrant Shares         Warrant Shares
-------------------------------------------------------------------------------------------------------------------
Special Situations Private            400,000            166,667                166,667              $1,000,000
 Equity Fund, L.P.                                   Warrant Shares         Warrant Shares
-------------------------------------------------------------------------------------------------------------------
Special Situations Technology         160,000             66,666                 66,666              $  400,000
 Fund, L.P.                                          Warrant Shares         Warrant Shares
------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT 2.1

                                                                       Exhibit A
                                                                       ---------


     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED WITHOUT (A) REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR (B) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE COMPANY TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

     THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO CERTAIN RESTRICTIONS PURSUANT TO A SECURITIES PURCHASE AGREEMENT BETWEEN THE HOLDER AND THE COMPANY, DATED AS OF AUGUST 20, 1999, WHICH AGREEMENT IS ON FILE WITH THE COMPANY. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE TO THE RECORD HOLDER HEREOF UPON WRITTEN REQUEST.

                   ________________________________________

                       WARRANT TO PURCHASE COMMON STOCK

                                       OF

                             BLUE WAVE SYSTEMS INC.

                   ________________________________________

     FOR VALUE RECEIVED, ____________________________________, or its permitted assigns (the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Blue Wave Systems Inc., a Delaware corporation (the "Company"), up to

____________________ (_______) shares of Common Stock, par value $0.01, of the
Company (the "Common Stock") at any time or from time to time during the period commencing on the date hereof and through and including the fifth anniversary of the date hereof (the "Termination Date"), at a price per share equal to $3.50 (the "Exercise Price"). The Holder shall exercise this Warrant for a number of Warrant Shares in a minimum amount equal to the lesser of (i) 25,000 Warrant Shares and (ii) such number of Warrant Shares (including any fraction of a share) that shall remain issuable upon exercise of the Warrant in full. The number of shares of Common Stock to be received upon the exercise of this Warrant and the Exercise Price may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon any exercise of this Warrant are hereinafter sometimes referred to as "Warrant Shares". This Warrant is issued by the Company pursuant to the Securities Purchase Agreement dated as of August 20, 1999 (the "Purchase Agreement") among the Company and each of the purchasers named on the signature pages thereto and shall be entitled to the rights set forth therein, including certain registration rights relating to the Warrant Shares.

     (a)  EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part
          -------------------
at any time or from time to time until the Termination Date; provided, that, if
                                                             --------
the date of exercise shall be a day on which banking institutions in the State of New York shall be authorized by law to close, then the Warrant shall be exercisable on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such Form. As soon as practicable after each such exercise, but not later than two business (2) days following the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee(s). If this Warrant shall be exercised in part, the Company shall, upon surrender of the Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of the Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise and accompanied by proper payment, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then have been physically delivered to the Holder.

     (b)  RESERVATION OF SHARES. The Company covenants and agrees that it shall
          ---------------------
at all times reserve for issuance and delivery upon exercise of the Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of the Warrant. In addition, the Company further covenants and agrees that all Warrant Shares, upon issuance, shall be duly and validly issued, fully paid and non-assessable and no personal liability shall attach to the Holder.

     (c)  FRACTIONAL SHARES. No fractional shares of Common Stock shall be
          -----------------
issued upon exercise of this Warrant. All fractional shares shall be eliminated by rounding any fraction to the nearest whole number of shares of Common Stock.

     (d)  EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant shall
          -------------------------------------------------
be exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company, or at the office of its stock transfer agent, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or the office of its stock transfer agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company, without charge, shall execute and deliver new Warrants in the name of the assignee named in such instrument of assignment and this Warrant shall be cancelled promptly, provided that the Company shall receive from the Holder an opinion of
--------
counsel satisfactory to the Company that such assignment, as contemplated by the Holder, shall not violate applicable Federal or state securities laws. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or the office of its stock transfer agent, together with a written notice, signed by the Holder hereof, specifying the names and denominations in which new Warrants are to be issued. The term "Warrants" as used herein shall include any warrants into which this warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     (e)  RIGHTS OF HOLDER. The Holder shall not, until the exercise hereof of
          ----------------
 the Warrant, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder shall be limited to those expressed herein.

     (f)  ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and
          ------------------------
the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of any of the following events:

          (i) In the event that the Company shall issue or sell any shares of Common Stock (except as provided in paragraph (f)(v) hereof) for a consideration per share less than the greater of (A) the Exercise Price in effect immediately prior to such issue or sale and (B) the Market Price (as defined in Paragraph (f)(ii)(G) hereof) on the date of such issue or sale, then the Exercise Price, as of the date of such issue or sale, shall be reduced to such lesser price (calculated to the nearest cent) as shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the issuance or sale of such additional shares and (y) the number of shares of Common Stock which the aggregate consideration received for the issuance or sale of such additional shares would purchase at the greater of the Market Price on the date of such issue or sale or the Exercise Price then in effect, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance or sale of such additional shares.

          (ii) For the purposes of paragraph (f)(i) above, the following subparagraphs (A) to (G), inclusive, shall be applicable:

               (A) If at any time the Company shall issue or sell any rights to subscribe for, or any rights or options to purchase, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being hereinafter called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities shall be immediately exercisable, and the price per share for which Common Stock shall be issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (1) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of any such rights or options which shall relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (2) the total number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the greater of (x) the Exercise Price in effect immediately prior to the time of the issue or sale of such rights or options and (y) the Market Price on the date of such issue or sale, then the total number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share, and except as provided in paragraph (f)(iv), no further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities, upon the exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               (B) If at any time the Company shall issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder shall be immediately exercisable, and the price per share for which Common Stock shall be issuable upon such conversion or exchange (determined by dividing (1) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (2) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the greater of (x) the Exercise Price in effect immediately prior to the time of such issue or sale and (y) the Market Price on the date of such issue or sale, then the total number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, and, except as provided in paragraph (f)(iv), no further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock, upon conversion or exchange of such Convertible Securities. In addition, if any issue or sale of such Convertible Securities shall be made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Exercise Price shall have been or shall be made pursuant to other provisions of this paragraph
          (f)(ii), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

               (C) If at any time the Company shall declare and pay a dividend or make any other distribution upon the Common Stock payable in Common Stock or Convertible Securities, any such Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; provided, that this provision shall not apply to any
                         --------
          shares of Common Stock issuable for additional consideration upon conversion of such Convertible Securities.

               (D) If at any time any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the fair value of such merged corporation as determined by the Board of Directors reduced by all cash and other consideration (if any) paid by the Company in connection with such merger.

                (E) If at any time the Company shall fail to set a record date of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (2) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                (F) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, provided that such shares are neither issued,
                                  --------
          sold or otherwise distributed by the Company.

                (G) For purposes hereof, the "Market Price" shall mean the closing sale price of the Common Stock on The Nasdaq National Market or other principal market or national securities exchange on which the Common Stock may be listed, or the closing bid price of the Common Stock in the over-the-counter market, as the case may be, in each case on the day prior to the date of determination of such "Market Price." If at any time the Common Stock shall not be quoted or listed on the Nasdaq National Market or other principal market or national securities exchange, or traded in the over-the-counter market, the "Market Price" of a share of Common Stock shall be deemed to be the higher of (x) the book value thereof (as determined by any firm of independent public accountants of nationally recognized standing selected by the Board of Directors) as of the last day of any month ending within 60 days preceding the date of determination, or (y) the fair value thereof (as determined in good faith by the Board of Directors) as of a date which shall be within 15 days of the date of determination.

          (iii) In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced. In case at any time the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

          (iv) If the purchase or exercise price provided for in any right or option referred to in paragraph (f)(ii)(A), or the rate at which any Convertible Securities referred to in paragraph (f)(ii)(A) or (B) shall be convertible into or exchangeable for Common

     Stock, shall change or a different purchase or exercise price or rate shall become effective at any time or from time to time, then, upon such change becoming effective, the Exercise Price then in effect hereunder shall forthwith be increased or decreased to such Exercise Price as would have been in effect had the adjustments made upon the granting or issuance of such rights or options or Convertible Securities been made upon the basis of (A) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities and (B) the granting or issuance at the time of such change of any such options, rights or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price; provided, that no further adjustment will be made if
                         --------
     the change in such purchase or exercise price or rate shall occur pursuant to the anti-dilution provisions of such right or option or Convertible Securities and there shall have already been a similar adjustment to the Exercise Price or rate as a result of the same transaction that precipitated the change in such purchase or exercise price or rate .

          (v) The Company shall not be required to make any adjustment to the Exercise Price in the case of:

               (A) the granting, after the date hereof, by the Company of stock options with respect to shares of Common Stock under stock option plans of the Company, so long as the total number of shares of Common Stock issuable pursuant to (i) stock options outstanding as of any such date, including stock options then granted (but not including any terminated or exercised options), and (ii) stock options available to be granted, shall not exceed, in the aggregate, 15% of the total outstanding number of shares of Common Stock as of any such date;

               (B) the issuance of shares of Common Stock pursuant to the exercise of the options referred to in paragraph (f)(v)(A) above;

               (C) the issuance of shares of Common Stock pursuant to the exercise of any options or warrants outstanding on the date hereof;

               (D) the issuance of shares of Common Stock pursuant to the Purchase Agreement or the Registration Rights Agreement; and

               (E) the issuance of shares of Common Stock upon the exercise of any of the Warrants.

          (vi) Whenever the Exercise Price payable upon exercise of this Warrant shall be adjusted pursuant to this paragraph (f), the number of Warrant Shares purchasable upon exercise hereof simultaneously shall be adjusted by multiplying the number of Warrant Shares issuable immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price, as adjusted.

     (g)  OFFICER'S CERTIFICATE. The Company shall give notice to each record
          ---------------------
holder of the Warrants of any event or transaction that shall result in an adjustment in the Exercise Price, within five (5) business days thereof, at such Holder's address as the same appears on the books of the Company, including a computation of such adjustment and any adjustment in the number of Warrant Shares for which such Holder may exercise such Holder's Warrant and any further information as shall be necessary to confirm the computation of such adjustments.

     (h)  CERTAIN NOTICES TO HOLDERS. If (i) the Company shall pay any dividend
          --------------------------
or make any distribution upon the Common Stock, (ii) the Company shall offer to the holders of the Common Stock for subscription or purchase by them any share of any class of capital stock or any other rights or (iii) any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation, merger or other business combination of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least twenty (20) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record date shall be established for the purpose of such dividend, distribution or rights offering or
(y) such reclassification, reorganization, consolidation, merger, conveyance, sale, lease, transfer, dissolution, liquidation or winding up shall take place and the date, if any to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     (i)  RECLASSIFICATION, REORGANIZATION, MERGER OR OTHER BUSINESS
          ----------------------------------------------------------
COMBINATION. In case of any reclassification, capital reorganization or other
-----------
change of outstanding shares of Common Stock, or in case of any consolidation, merger or other business combination of the Company with or into another corporation or other entity (other than a merger with a subsidiary in which merger the Company shall be the continuing corporation and which shall not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation or other entity of all or substantially all of the assets of the Company, the Company shall cause effective provisions to be made so that the Holder, by exercising this Warrant at any time after the consummation of such reclassification, change, consolidation, merger, sale, lease or conveyance, shall be entitled to receive the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior to such consummation. Any such provision shall include provisions for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this paragraph (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases or conveyances. In the event that, in connection with any such capital reorganization or reclassification, consolidation, merger, sale, lease or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock subject to the provisions of paragraph (f) hereof.

     (j)  REDEMPTION.  The Company, upon thirty (30) days' prior written notice
          ----------
to the Holder, may elect to redeem all or part of this Warrant at a price equal to $0.01 per Warrant Share issuable upon the exercise hereof, if, but only if:
(i) the Market Price shall have exceeded $5.50 per share (adjusted as set forth in paragraph (f)(iii) hereof) on each of the ten (10) trading days ending not more than one business day prior to the date on which the notice of redemption shall be mailed to the Holder, (ii) the registration statement required to be filed under Section 2 of the Registration Rights Agreement, dated as of the date hereof, by and among the Company and the other parties signatory thereto, shall be effective and permit the sale of all Warrant Shares, and (iii) the Common Stock shall be listed and trading on The Nasdaq National Market or a national securities exchange. Any such redemption shall be effective on the thirtieth day following the date of such notice; provided, however, that the Holder may elect
                                   --------  -------
at any time prior to the effective date of redemption to exercise all or any portion of this Warrant in accordance with the terms hereof; and provided
                                                                 --------
further, that the Company's right to redeem this Warrant shall be suspended if
-------
the Warrant Shares may not be sold pursuant to an effective registration statement for any reason whatsoever or the Common Stock shall not be listed and trading on The Nasdaq National Market or a national securities exchange. The notice period shall then be extended for a period of time equal to the number of days during the notice period during which the registration statement shall not have permitted the sale of such Warrant Shares or the Common Stock shall not have been so listed and trading, as the case may be. The redemption price shall be payable in full, in cash, on the effective date of any redemption pursuant to this paragraph (j). A redemption notice delivered by the Company pursuant to this paragraph (j) shall be irrevocable. Notwithstanding the foregoing, the Company's right to redeem all or part of this Warrant may not be exercised if on the date on which the Company gives notice of such exercise the Market Price shall be less than $5.50 per share (adjusted as set forth in paragraph (f)(iii) hereof).

     (k)  GOVERNING LAW.  This Warrant shall be governed by and construed in
          -------------
accordance with the law of the State of New York.

     (l)  NOTICES.  Any notice required to be given or delivered to the Company
          -------
under the terms of this Warrant shall be in writing and addressed to the Chief Financial Officer of the Company at its principal corporate offices. Any notice required to be given or delivered to the Holder shall be in writing and addressed to the Holder at the address indicated in the Purchase Agreement or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon any of the following: (i) personal delivery; (ii) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); (iii) one (1) business day after deposit with any nationally recognized overnight courier (prepaid); or
(iv) one (1) business day after transmission by facsimile and receipt by the sender of written facsimile confirmation.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by the undersigned, each being duly authorized, as of the date below.

Dated:    August 24, 1999

                                             BLUE WAVE SYSTEMS INC.

                                             By:_______________________________
                                             Name:
                                             Title:

Attest:

________________________
Name:
Title:

PURCHASE FORM

     The undersigned hereby irrevocably elects to exercise the Warrant to the extent of purchasing ____________ shares of Common Stock and hereby makes total payment of $______________ in payment of the Exercise Price multiplied by such number of shares.

___________________

ASSIGNMENT FORM

     FOR VALUE RECEIVED, _____________________________________ hereby sells, assigns and transfers unto

Name: __________________________________
      (print in block letters)

Social Security No. or
Federal Taxpayer Identification No.: _________________________________

Address: _____________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of _________ shares of Common Stock as to which such right is exercisable and does hereby irrevocably constitute and appoint _________________________ as Attorney, to transfer the same on the books of the Company with full power of substitution.

Date  ____________________, ____    Signature: _______________________
                                    Name:

                                                                       Exhibit B
                                                                       ---------


     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED WITHOUT (A) REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR (B) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE COMPANY TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

     THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO CERTAIN RESTRICTIONS PURSUANT TO A SECURITIES PURCHASE AGREEMENT BETWEEN THE HOLDER AND THE COMPANY, DATED AS OF AUGUST 20, 1999, WHICH AGREEMENT IS ON FILE WITH THE COMPANY. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE TO THE RECORD HOLDER HEREOF UPON WRITTEN REQUEST.

                   __________________________________________

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                             BLUE WAVE SYSTEMS INC.
                   __________________________________________


      FOR VALUE RECEIVED, ____________________________________, or its permitted assigns (the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Blue Wave Systems Inc., a Delaware corporation (the "Company"), up to __________________

(___________) shares of Common Stock, par value $0.01, of the Company (the "Common Stock") at any time or from time to time during the period commencing on the date hereof and through and including the fifth anniversary of the date hereof (the "Termination Date"), at a price per share equal to $4.50 (the "Exercise Price"). The Holder shall exercise this Warrant for a number of Warrant Shares in a minimum amount equal to the lesser of (i) 25,000 Warrant Shares and (ii) such number of Warrant Shares (including any fraction of a share) that shall remain issuable upon exercise of the Warrant in full. The number of shares of Common Stock to be received upon the exercise of this Warrant and the Exercise Price may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon any exercise of this Warrant are hereinafter sometimes referred to as "Warrant Shares". This Warrant is issued by the Company pursuant to the Securities Purchase Agreement dated as of August 20, 1999 (the "Purchase Agreement") among the Company and each of the purchasers named on the signature pages thereto and shall be entitled to the rights set forth therein, including certain registration rights relating to the Warrant Shares.

     (a)  EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part
          -------------------
at any time or from time to time until the Termination Date; provided, that,if
                                                             --------
the date of exercise shall be a day on which banking institutions in the State of New York shall be authorized by law to close, then the Warrant shall be exercisable on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such Form. As soon as practicable after each such exercise, but not later than two business (2) days following the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee(s). If this Warrant shall be exercised in part, the Company shall, upon surrender of the Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of the Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise and accompanied by proper payment, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then have been physically delivered to the Holder.

     (b)  RESERVATION OF SHARES. The Company covenants and agrees that it shall
          ---------------------
at all times reserve for issuance and delivery upon exercise of the Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of the Warrant. In addition, the Company further covenants and agrees that all Warrant Shares, upon issuance, shall be duly and validly issued, fully paid and non-assessable and no personal liability shall attach to the Holder.

     (c)  FRACTIONAL SHARES. No fractional shares of Common Stock shall be
          -----------------
issued upon exercise of this Warrant. All fractional shares shall be eliminated by rounding any fraction to the nearest whole number of shares of Common Stock.

     (d)  EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.  This Warrant shall
          -------------------------------------------------
be exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company, or at the office of its stock transfer agent, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or the office of its stock transfer agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company, without charge, shall execute and deliver new Warrants in the name of the assignee named in such instrument of assignment and this Warrant shall be cancelled promptly, provided that the Company shall receive from the Holder an opinion of
--------
counsel satisfactory to the Company that such assignment, as contemplated by the Holder, shall not violate applicable Federal or state securities laws. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or the office of its stock transfer agent, together with a written notice, signed by the Holder hereof, specifying the names and denominations in which new Warrants are to be issued. The term "Warrants" as used herein shall include any warrants into which this warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     (e)  RIGHTS OF HOLDER. The Holder shall not, until the exercise hereof of
          ----------------
the Warrant, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder shall be limited to those expressed herein.

     (f)  ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and
          ------------------------
the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of any of the following events:

          (i) In the event that the Company shall issue or sell any shares of Common Stock (except as provided in paragraph (f)(v) hereof) for a consideration per share less than the greater of (A) the Exercise Price in effect immediately prior to such issue or sale and (B) the Market Price (as defined in Paragraph (f)(ii)(G) hereof) on the date of such issue or sale, then the Exercise Price, as of the date of such issue or sale, shall be reduced to such lesser price (calculated to the nearest cent) as shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the issuance or sale of such additional shares and (y) the number of shares of Common Stock which the aggregate consideration received for the issuance or sale of such additional shares would purchase at the greater of the Market Price on the date of such issue or sale or the Exercise Price then in effect, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance or sale of such additional shares.

          (ii) For the purposes of paragraph (f)(i) above, the following subparagraphs (A) to (G), inclusive, shall be applicable:

               (A) If at any time the Company shall issue or sell any rights to subscribe for, or any rights or options to purchase, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being hereinafter called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities shall be immediately exercisable, and the price per share for which Common Stock shall be issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (1) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of any such rights or options which shall relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (2) the total number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the greater of (x) the Exercise Price in effect immediately prior to the time of the issue or sale of such rights or options and (y) the Market Price on the date of such issue or sale, then the total number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share, and except as provided in paragraph (f)(iv), no further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities, upon the exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               (B) If at any time the Company shall issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder shall be immediately exercisable, and the price per share for which Common Stock shall be issuable upon such conversion or exchange (determined by dividing (1) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (2) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the greater of (x) the Exercise Price in effect immediately prior to the time of such issue or sale and (y) the Market Price on the date of such issue or sale, then the total number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, and, except as provided in paragraph (f)(iv), no further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock, upon conversion or exchange of such Convertible Securities. In addition, if any issue or sale of such Convertible Securities shall be made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Exercise Price shall have been or shall be made pursuant to other provisions of this paragraph
          (f)(ii), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

               (C) If at any time the Company shall declare and pay a dividend or make any other distribution upon the Common Stock payable in Common Stock or Convertible Securities, any such Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; provided, that this provision shall not apply to any shares of Common Stock issuable for additional consideration upon conversion of such Convertible Securities.

               (D) If at any time any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the fair value of such merged corporation as determined by the Board of Directors reduced by all cash and other consideration (if any) paid by the Company in connection with such merger.

               (E) If at any time the Company shall fail to set a record date of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (2) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (F) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, provided that such shares are neither issued,
                                  --------
          sold or otherwise distributed by the Company.

               (G) For purposes hereof, the "Market Price" shall mean the closing sale price of the Common Stock on The Nasdaq National Market or other principal market or national securities exchange on which the Common Stock may be listed, or the closing bid price of the Common Stock in the over-the-counter market, as the case may be, in each case on the day prior to the date of determination of such "Market Price." If at any time the Common Stock shall not be quoted or listed on the Nasdaq National Market or other principal market or national securities exchange, or traded in the over-the-counter market, the "Market Price" of a share of Common Stock shall be deemed to be the higher of (x) the book value thereof (as determined by any firm of independent public accountants of nationally recognized standing selected by the Board of Directors) as of the last day of any month ending within 60 days preceding the date of determination, or (y) the fair value thereof (as determined in good faith by the Board of Directors) as of a date which shall be within 15 days of the date of determination.

          (iii) In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced. In case at any time the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

          (iv) If the purchase or exercise price provided for in any right or option referred to in paragraph (f)(ii)(A), or the rate at which any Convertible Securities referred to in paragraph (f)(ii)(A) or (B) shall be convertible into or exchangeable for Common

     Stock, shall change or a different purchase or exercise price or rate shall become effective at any time or from time to time, then, upon such change becoming effective, the Exercise Price then in effect hereunder shall forthwith be increased or decreased to such Exercise Price as would have been in effect had the adjustments made upon the granting or issuance of such rights or options or Convertible Securities been made upon the basis of (A) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities and (B) the granting or issuance at the time of such change of any such options, rights or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price; provided, that no further adjustment will be made if
                         --------
     the change in such purchase or exercise price or rate shall occur pursuant to the anti-dilution provisions of such right or option or Convertible Securities and there shall have already been a similar adjustment to the Exercise Price or rate as a result of the same transaction that precipitated the change in such purchase or exercise price or rate.

          (v) The Company shall not be required to make any adjustment to the Exercise Price in the case of:

               (A) the granting, after the date hereof, by the Company of stock options with respect to shares of Common Stock under stock option plans of the Company, so long as the total number of shares of Common Stock issuable or issued pursuant to such options, when added to the total number of shares issuable pursuant to options outstanding under such plans as of such date (after taking into account any terminated options), shall not exceed, in the aggregate, 15% of the total outstanding shares of Common Stock (on a fully diluted basis) as of such date;

               (B) the issuance of shares of Common Stock pursuant to the exercise of the options referred to in paragraph (f)(v)(A) above;

               (C) the issuance of shares of Common Stock pursuant to the exercise of any options or warrants outstanding on the date hereof;

               (D) the issuance of shares of Common Stock pursuant to the Purchase Agreement or the Registration Rights Agreement; and

               (E) the issuance of shares of Common Stock upon the exercise of any of the Warrants.

          (vi) Whenever the Exercise Price payable upon exercise of this Warrant shall be adjusted pursuant to this paragraph (f), the number of Warrant Shares purchasable upon exercise hereof simultaneously shall be adjusted by multiplying the number of Warrant Shares issuable immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price, as adjusted.

     (g)  OFFICER'S CERTIFICATE. The Company shall give notice to each record
          ---------------------
holder of the Warrants of any event or transaction that shall result in an adjustment in the Exercise Price, within five (5) business days thereof, at such Holder's address as the same appears on the books of the Company, including a computation of such adjustment and any adjustment in the number of Warrant Shares for which such Holder may exercise such Holder's Warrant and any further information as shall be necessary to confirm the computation of such adjustments.

     (h)  CERTAIN NOTICES TO HOLDERS.  If (i) the Company shall pay any dividend
          --------------------------
or make any distribution upon the Common Stock, (ii) the Company shall offer to the holders of the Common Stock for subscription or purchase by them any share of any class of capital stock or any other rights or (iii) any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation, merger or other business combination of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least twenty (20) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record date shall be established for the purpose of such dividend, distribution or rights offering or
(y) such reclassification, reorganization, consolidation, merger, conveyance, sale, lease, transfer, dissolution, liquidation or winding up shall take place and the date, if any to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up .

     (i)  RECLASSIFICATION, REORGANIZATION, MERGER OR OTHER BUSINESS
          ----------------------------------------------------------
COMBINATION. In case of any reclassification, capital reorganization or other
-----------
change of outstanding shares of Common Stock, or in case of any consolidation, merger or other business combination of the Company with or into another corporation or other entity (other than a merger with a subsidiary in which merger the Company shall be the continuing corporation and which shall not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation or other entity of all or substantially all of the assets of the Company, the Company shall cause effective provisions to be made so that the Holder, by exercising this Warrant at any time after the consummation of such reclassification, change, consolidation, merger, sale, lease or conveyance, shall be entitled to receive the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior to such consummation. Any such provision shall include provisions for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this paragraph (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases or conveyances. In the event that, in connection with any such capital reorganization or reclassification, consolidation, merger, sale, lease or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock subject to the provisions of paragraph (f) hereof.

     (j)  REDEMPTION.  The Company, upon thirty (30) days' prior written notice
          ----------
to the Holder, may elect to redeem all or part of this Warrant at a price equal to $0.01 per Warrant Share issuable upon the exercise hereof, if, but only if:
(i) the Market Price shall have exceeded $6.50 per share (adjusted as set forth in paragraph (f)(iii) hereof) on each of the ten (10) trading days ending not more than one business day prior to the date on which the notice of redemption shall be mailed to the Holder, (ii) the registration statement required to be filed under Section 2 of the Registration Rights Agreement, dated as of the date hereof, by and among the Company and the other parties signatory thereto, shall be effective and permit the sale of all Warrant Shares, and (iii) the Common Stock shall be listed and trading on The Nasdaq National Market or a national securities exchange. Any such redemption shall be effective on the thirtieth day following the date of such notice; provided, however, that the Holder may elect
                                   --------  -------
at any time prior to the effective date of redemption to exercise all or any portion of this Warrant in accordance with the terms hereof; and provided
                                                                 --------
further, that the Company's right to redeem this Warrant shall be suspended if
-------
the Warrant Shares may not be sold pursuant to an effective registration statement for any reason whatsoever or the Common Stock shall not be listed and trading on The Nasdaq National Market or a national securities exchange. The notice period shall then be extended for a period of time equal to the number of days during the notice period during which the registration statement shall not have permitted the sale of such Warrant Shares or the Common Stock shall not have been so listed and trading, as the case may be. The redemption price shall be payable in full, in cash, on the effective date of any redemption pursuant to this paragraph (j). A redemption notice delivered by the Company pursuant to this paragraph (j) shall be irrevocable. Notwithstanding the foregoing, the Company's right to redeem all or part of this Warrant may not be exercised if on the date on which the Company gives notice of such exercise the Market Price shall be less than $6.50 per share (adjusted as set forth in paragraph (f)(iii) hereof).

     (k)  GOVERNING LAW.  This Warrant shall be governed by and construed in
          -------------
accordance with the law of the State of New York.

     (l)  NOTICES.  Any notice required to be given or delivered to the Company
          -------
under the terms of this Warrant shall be in writing and addressed to the Chief Financial Officer of the Company at its principal corporate offices. Any notice required to be given or delivered to the Holder shall be in writing and addressed to the Holder at the address indicated in the Purchase Agreement or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon any of the following: (i) personal delivery; (ii) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); (iii) one (1) business day after deposit with any nationally recognized overnight courier (prepaid); or
(iv) one (1) business day after transmission by facsimile and receipt by the sender of written facsimile confirmation.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by the undersigned, each being duly authorized, as of the date below.

Dated:    August 24, 1999

                              BLUE WAVE SYSTEMS INC.

                              By:_______________________________
                              Name:
                              Title:

Attest:

________________________
Name:
Title:

PURCHASE FORM

      The undersigned hereby irrevocably elects to exercise the Warrant to the extent of purchasing ____________ shares of Common Stock and hereby makes total payment of $______________ in payment of the Exercise Price multiplied by such number of shares.

___________________

ASSIGNMENT FORM

      FOR VALUE RECEIVED, _____________________________________ hereby sells, assigns and transfers unto

Name: __________________________________
      (print in block letters)

Social Security No. or
Federal Taxpayer Identification No.: _________________________________

Address: _____________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of _________ shares of Common Stock as to which such right is exercisable and does hereby irrevocably constitute and appoint _________________________ as Attorney, to transfer the same on the books of the Company with full power of substitution.

Date  ____________________, ____    Signature: _______________________
                                    Name:

                                 Schedule 3(b)

                             List of Subsidiaries
                             --------------------

The Company has the following direct wholly owned subsidiary:

     Blue Wave Systems Ltd., a company registered in England and Wales

The following are wholly owned subsidiaries of Blue Wave Systems Ltd.:

     Blue Wave Systems GmbH (Germany)

     Blue Wave Systems SARL (France)

     Loughborough Sound Images Inc. (Massachusetts)

                                 Schedule 3(e)

                                Capitalization
                                --------------

As of August 20, 1999:

Shares Authorized, Reserved and Outstanding
-------------------------------------------

(i) the Company has 50,000,000 shares of common stock , $.01 par value ("Common Stock"), and 1,000,000 shares of preference stock, $.01 par value ("Preferred Stock"), authorized for issuance.

(ii) 13,141,980 shares of Common Stock are outstanding, including 223,142 shares of Common Stock held by the Company's employee stock ownership plan (the "ESOP"); no Preferred Shares are outstanding.

(iii) 2,502,500 shares of Common Stock are reserved for issuance under the Company's current stock option plans (522,403 of which remain available for issuance), which includes 223,142 shares of Common Stock reserved for issuance by the ESOP.

(iv) No other shares are reserved for issuance under any other convertible securities issued by the Company.

(v)   1,200,000 shares of Common Stock are reserved for issuance as Shares.

(vi) 1,000,000 shares of Common Stock are reserved for issuance as Warrant Shares, subject to increase if applicable anti-dilution provisions apply.

Prior and Existing Stock Option Plans
-------------------------------------

                        Old LSI Plan  Old Mizar Plan   ESOP      Total

Total authorized for         564,001       2,502,500  223,142  3,289,643
issuance

Total granted                564,001       1,980,097  223,142  2,767,240

Total cancellations                0               0        0          0

Total exercised                    0       1,477,322        0  1,477,322

Total available for                0         522,403        0    522,403
future grant

Total outstanding            564,001         502,775  223,142  1,289,918

                                                                       Exhibit C
                                                                       ---------

                            Schedule of Exceptions
                            ----------------------

3(h) No Material Adverse Change.  The Company experienced losses in the amount
     --------------------------
     of approximately $830,000 in its fourth quarter ended June 30, 1999, which was due to production issues on products sold to military and aerospace customers, as disclosed in the press release dated June 17, 1999 (a copy of which is attached as Schedule I hereto). This loss, combined with existing significant bank debt, has led to a serious cash flow problem for the Company. In addition, the Company is in violation of each of its financial covenants with Fleet Bank, which the bank has refused to waive. The Company currently has outstanding $858,000 under such loan. If the Company continues to experience significant operating losses and can not maintain adequate bank financing, the Company would likely suffer a Material Adverse Change.

3(j) No Default.  See (h) above.
     ----------

3(m) Registration Rights.  Pursuant to its stock option plans, the Company has
     -------------------
     registered the shares of Common Stock of the Company issuable upon exercise of options granted under such plans.

3(o) No Misrepresentation.  See (h) above.
     --------------------

3(p) Anti-Dilution and Other Shares.  None other than those granted to the
     ------------------------------
     Purchasers.

                                                         Schedule I to Exhibit C
                                                         -----------------------



Corporate Contact:
Charles D. Brockenbush
Chief Financial Officer
(972) 277-4609
cdb@bluews.com

               Blue Wave Systems Inc. Sees Subcontractor Delays
                       Impacting Fourth Quarter Revenues


Dallas, Texas (June 16, 1999)-Blue Wave Systems Inc. (NASDAQ/NMS:BWSI), the leading board-level DSP solutions provider, today announced that its fourth quarter revenues will be adversely effected by subcontractor delays. As disclosed on April 30, 1999, the Company has experienced supplier delays that impact $1.3 million of initial product deliveries into two military/aerospace programs. Due to continued delays, the vast majority of these orders are now expected to be fulfilled in the Company's first fiscal quarter ending September 30, 1999. As a result, the Company will report a loss during its fourth fiscal quarter ending June 30, 1999.

"Our efforts are focused on mitigating the extent of the delays and supporting our customers' development efforts on these two new programs," stated Charles D. Brockenbush, Chief Financial Officer. "Although supply chain delays are not acceptable, these high value products are complex and thus inherently more susceptible to delays during their introductory stage."

Blue Wave's DSP-based Solutions

Blue Wave Systems (NASDAQ/NMS:BWSI) is the world's leading supplier of board-level DSP solutions and provides digital signal processing (DSP) boards and subsystems to more than one-half of the world's top 40 industrial companies. Blue Wave Systems is principally involved in the development and sale of embedded DSP computers for a variety of industries. The Company resulted from the merger of Mizar, Inc. and Loughborough Sound Images Ltd. in April 1998.

This press release contains forward-looking statements which are based on expectations of the Company but involve a number of risks and uncertainties, including, but not limited to, technological change, quarterly fluctuations, integration of Mizar and Loughborough Sound Images, dependence on the defense industry, dependence on key suppliers and employees, competition, and Year 2000 compliance. The foregoing list should not be construed as exhaustive and the Company disclaims any obligation subsequently to revise forward-looking statements to reflect unanticipated events. For a further explanation of risk factors please see the Company's most recent SEC filings. The Company further cautions users who may utilize published bookings and backlog information as tools to forecast the company's revenue during a given timeframe since certain purchase orders may be subject to 1) cancellation and, 2) revision to delivery schedules.

                                                                       Exhibit D
                                                                       ---------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          Registration Rights Agreement, dated as of August 24, 1999, by and among Blue Wave Systems, Inc., a Delaware corporation ("Company"), and the other
                                                        -------
parties signatory hereto.

          WHEREAS, Company and the other parties signatory hereto have entered into that certain Securities Purchase Agreement, dated as of August 20, 1999 (the "Purchase Agreement"), pursuant to which Company has agreed to issue and
      ------------------
sell to such parties, and such parties have agreed to purchase from Company, an aggregate of 1,200,000 shares (each a "Share" and collectively, the "Shares") of
                                       -----                         ------
Company's common stock, par value $0.01 per share (the "Common Stock"), and
                                                        ------------
warrants (the "Warrants") to purchase an aggregate of 1,000,000 shares of Common
               --------
Stock (the "Warrant Shares"); and
            --------------

          WHEREAS, in order to induce the parties signatory hereto to enter into the Purchase Agreement and to purchase the Shares and the Warrants, Company has agreed to provide registration rights with respect thereto.

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the parties hereto agree as follows:

          1.  Definitions.  Unless otherwise defined herein, terms defined in
              -----------
the Purchase Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Registration Rights Agreement) the following respective meanings:

          "Agreement" shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference shall become operative.

          "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Holder" shall mean any holder of Registrable Securities.

          "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

          "Registrable Securities" shall mean the Shares and all shares of Common Stock issued or issuable as Warrant Shares, and all shares of Common Stock issued or issuable, from time to time (with any adjustments), as a distribution on, in exchange for or otherwise with respect to the Shares or Warrant Shares.

          "Requisite Holders" shall mean Holders, holding at the time, a majority of the Registrable Securities.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          2.  Required Registration.
              ---------------------

              (a) Within thirty (30) days following the Closing Date, Company shall file a Registration Statement under the Securities Act on Form S-3 (or, if not available, on such Form as is then available to effect a registration of all Registrable Securities) covering, and shall obtain all such qualifications and compliances as may be required and as would permit the sale and distribution of, all Registrable Securities. Company shall use its best commercial efforts to secure the effectiveness of such registration statements no later than one hundred twenty (120) days following the Closing Date. If the actual number of shares of Common Stock for which the Registrable Securities are exercisable shall exceed the number of shares of Common Stock initially registered under this Section 2, Company shall have sixty (60) days to file an amendment to the Registration Statement described herein, or an additional Registration Statement, covering such shares, and shall use its best commercial efforts to cause such amendment or Registration Statement to be declared effective as soon as possible, but, in no event, later than sixty (60) days after filing.

              (b) Only one registration shall be effected pursuant to this
Section 2.

              (c) Company shall use its best commercial efforts to cause the Registration Statement or Registration Statements filed pursuant to this Section 2 to remain effective until the earlier of (i) the date on which all Registrable Securities shall have been sold or (ii) the date on which all Registrable Securities may be sold immediately to the public, without volume limitations, pursuant to Rule 144(k) under the Securities Act.

          3.  Registration Piggyback.
              ----------------------

              (a) If Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "demanding security holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form) for the general registration of securities, Company will give written notice to all Holders at least 30 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as may be requested by such Holders.

              (b) Each Holder desiring to have Registrable Securities registered under this Section 3 shall advise Company in writing within 10 Business Days after the date of receipt of such offer from Company, setting forth the amount of such Registrable Securities for which registration shall be requested. Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration shall be requested, subject to the next sentence, and shall use its best commercial efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise Company that, in such underwriter's opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by Company or such demanding security holders would adversely affect the distribution or marketability of such securities being registered by Company, then all selling security holders shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis. If a Holder shall decide not to include all of its Registrable Securities in such Registration Statement, such Holder nevertheless shall continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company, in each instance upon the terms and conditions set forth herein. The right to registration of Registrable Securities under this Section 3 shall not be construed to limit in any way the obligation of the Company to register the Registrable Securities under Section 2.

          4.  Registration Procedures.
              -----------------------

              (a) If Company shall be required by the provisions of Section 2 or 3 to effect the registration of any Registrable Securities, Company will, as expeditiously as possible:

              (i) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best commercial efforts to cause such Registration Statement to become and remain effective for the period of time specified in Section 2(b) hereof;

              (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement until the time specified in Section 2(b) hereof;

              (iii) furnish to each selling Holder such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling Holder may reasonably request;

              (iv) take all reasonable actions required to prevent the entry of any stop order issued or threatened by the Commission or any state regulatory authority with respect to any Registration Statement covering Registrable Securities, and take all reasonable actions to remove it if entered;

              (v) use its best commercial efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States as shall be reasonably requested by each Holder (provided, however,
                                                             --------  -------
     that Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required to enable such Holder to consummate the disposition in such jurisdiction of the Registrable Securities covered by such Registration Statement;

              (vi) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

              (vii) otherwise use its best commercial efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

              (viii) use its best commercial efforts to cause all Registrable Securities to be listed on any securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which the Common Stock shall then be listed.

              (b) It shall be a condition precedent to the obligation of Company to take any action pursuant to this Agreement in respect of the Registrable Securities to be registered at the request of any Holder that such Holder shall furnish to Company such information regarding the Registrable Securities held by such Holder and the intended method of disposition thereof as shall be reasonably requested by Company and as shall be required in connection with the action taken by Company and that such Holder executes and delivers the form of underwriting agreement and any other questionnaires, powers of attorney or other typical underwriting documents required by the managing underwriter, if any, with respect to the registration in which such Holder is participating.

          5.  Default Shares.
              --------------
              (a) In the event that the Registration Statement or Registration Statements required to be filed pursuant to Section 2 relating to the Registrable Securities shall not be filed within thirty (30) days from the Closing Date, Company shall issue and deliver, free of charge and without cost, to the Holders (i) within ten (10) days of the end of such thirty (30) day period, certificates representing a number of fully paid, non-assessable shares of Common Stock equal to the aggregate of 1% of the Shares and the Warrant Shares (with additional shares issued pursuant to this Section 5(a) referred to as "Default Shares") and (ii) within ten (10) days of the first sixty (60) day
    --------------
period, beginning on the Closing Date, if such Registration Statement shall not have been filed by the end of such sixty (60) day period, additional certificates representing a number of fully paid, non-assessable shares of Common Stock equal to the aggregate of 3% of such Shares and Warrant Shares. In addition, in the event that the Registration Statement or Registration Statements required to be filed pursuant to Section 2 hereof shall not be declared effective by the Commission within one hundred twenty (120) days from the Closing Date, Company shall issue and deliver, free of charge and without cost, to the Holders within ten (10) days of the end of such time period, certificates representing a number of fully paid, non-assessable shares of Common Stock equal to the aggregate of 3% of the Shares and the Warrant Shares.

              (b) Any Default Shares shall be allocated pro rata among the Holders based on the number of Shares purchased by each under the Purchase Agreement. Any and all shares of Common Stock issued and delivered by the Company pursuant to this Section 5 shall constitute "Registrable Securities," and the Company shall be required to register them under the Securities Act in accordance with the provisions of this Agreement.

              (c) The remedies provided for in this Section 5 shall be in addition to any other remedies available to Purchasers under this Agreement, at law or in equity.

          6.  Expenses.  All expenses incurred in complying with this Agreement,
              --------
including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for Company, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdiction pursuant to Section 4, shall be paid by Company, except that Company shall not be liable for any fees, discounts or commissions to any underwriter.

          7.  Indemnification and Contribution.
              --------------------------------
              (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, Company shall indemnify and hold harmless the Holder of such Registrable Securities, such Holder's directors, officers, partners and agents, and each other person (including each underwriter) who participated in the offering of such Registrable Securities and each other person, if any, who controls such Holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director, officer, partner, agent or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder or such director, officer, partner, agent or participating person or controlling person for any legal or any other expenses reasonably incurred by such Holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Company not be liable in any such case
        --------  -------
to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Company by such Holder specifically for use therein or so furnished for such purpose by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or such director, officer, partner, agent or participating person or controlling person, and shall survive the transfer of such Registrable Securities by such Holder.

              (b) Each Holder shall indemnify and hold harmless Company, its directors and officers and each other person, if any, who controls Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to Company by such Holder specifically for use in the following documents and contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto. Notwithstanding the provisions of this paragraph (b), no Holder shall be required to indemnify any person pursuant to this Section 7 in an amount in excess of the amount of the aggregate net proceeds received by such Holder in connection with any such registration under the Securities Act .

              (c) If any claim, action, suit or proceeding (a "Proceeding")
                                                               ----------
shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the
     -----------------
Person from whom indemnity shall be sought (the "Indemnifying Party") in
                                                 ------------------
writing, and the Indemnifying Party shall assume the defense thereof and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination shall not be subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof if (1) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding or (2) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised in writing by counsel, a copy of which shall be provided to Indemnifying Party, that a conflict of interest will exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it shall elect to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, effect any settlement of any pending Proceeding in respect of which any Indemnified Party shall be a party, unless such settlement shall include an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent herewith) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it shall be ultimately determined that an Indemnified Party shall not be entitled to indemnification hereunder;
provided, that the Indemnifying Party may require such Indemnified Party
--------
to undertake to reimburse all such fees and expenses to the extent it shall be finally judicially determined that such Indemnified Party shall not be entitled to indemnification hereunder).

              (d) If the indemnification provided for in this Section 7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, shall have been made by, or shall relate to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary contained herein, a Holder shall be liable or required to contribute under this
Section 7(d) for only that amount as shall not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

          8.  Rule 144.  As long as any Holder shall own Registrable Securities,
              --------
Company, at all times while it shall be reporting under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. Upon the request of any Holder, Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

          9.  Miscellaneous.
              -------------

              (a) No Inconsistent Agreements. Company will not hereafter enter
                  --------------------------
into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement. Company has not previously entered into any agreement with respect to any of its securities granting any registration rights to any person that is currently in effect, except as set forth in the Schedules to the Purchase Agreement.

              (b) Remedies. Each Holder, in addition to being entitled to
                  --------
exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof shall be validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

              (c) Amendments and Waivers. Except as otherwise provided herein,
                  ----------------------
the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given unless Company has obtained the written consent of the Requisite Holders.

              (d)  Notice Generally. Any notice, demand, request, consent,
                   ----------------
approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

              (i) If to any Holder, at its last known address appearing on the books of Company maintained for such purpose.

              (ii)  If to Company, at

                    Blue Wave Systems Inc.
                    2410 Luna Road
                    Carrollton, TX 75006
                    Attention:  Chief Financial Officer
                    Facsimile:  (972) 277-4666

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three Business Days after the same shall have been deposited in the United States mail.

              (e)  Successors and Assigns. This Agreement shall inure to the
                   ----------------------
benefit of and be binding upon the successors and assigns of each of the parties hereto, including any person to whom Registrable Securities shall be transferred in a private transaction exempt from registration, subject to the restrictions set forth in the Purchase Agreement.

              (f)  Headings. The headings in this Agreement are for convenience
                   --------
of reference only and shall not limit or otherwise affect the meaning hereof.

              (g)  Governing Law; Jurisdiction. This Agreement shall be governed
                   ---------------------------
by, construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the County of New York, State of New York. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 9(d) hereof. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights hereunder.

              (h)  Severability. Wherever possible, each provision of this
                   ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

              (i)  Entire Agreement. This Agreement, together with the Purchase
                   ----------------
Agreement, represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

              (j)  Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                              BLUE WAVE SYSTEMS INC.


                              By:__________________________________
                              Name:
                              Title:


                              SPECIAL SITUATIONS FUND III, L.P.


                              By:__________________________________
                              Name:
                              Title:


                              SPECIAL SITUATIONS CAYMAN FUND, L.P.


                              By:__________________________________
                              Name:
                              Title:


                              SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.


                              By:__________________________________
                              Name:
                              Title:


                              SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.

                              By:__________________________________
                              Name:
                              Title:

                                                                       Exhibit E
                                                                       ---------


                             Form of Legal Opinion
                             ---------------------


                                                       August 24, 1999

To each of the Purchasers named
in the Purchase Agreement
referred to below

Gentlemen:

     We have acted as counsel to Blue Wave Systems Inc., a Delaware corporation (the "Company") in connection with the execution and delivery of the Securities
      -------
Purchase Agreement dated as of August 24, 1999 (the "Purchase Agreement") among
                                                     ------------------
the Company and each of the purchasers set forth on the signature pages thereto (individually, a "Purchaser" and, collectively, the "Purchasers"), pursuant to
                  ---------                          ----------
which the Company is issuing and selling the Shares and Warrants. This opinion is provided to you pursuant to Section 9(g) of the Purchase Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

     We have examined originals or copies of such corporate records of the Company, public records, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and such other documents as we have deemed relevant in connection with the rendering of this opinion. As to various questions of fact material to such opinions, we have relied upon certificates of, and conversations with, officers of the Company and other appropriate persons, and the representations and warranties of the Company and the Purchasers contained in the Purchase Agreement, without investigating the factual representations contained therein. Notwithstanding the foregoing, as of the date hereof, no information has come to our attention which would give us actual knowledge of any facts which would be contrary to the statements so qualified.

     Based upon the foregoing, and subject to the exceptions and qualifications hereinafter stated, it is our opinion that:

     1. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) is duly qualified as a foreign corporation and is in good standing under the laws of each jurisdiction listed on Schedule A hereto; (iii) has the requisite corporate
                       ----------
power and authority to own or lease and to operate its properties, and to conduct its current business as described in the SEC Documents; and (iv) has all requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents.

     2. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in Schedule 3(e) to the Purchase Agreement. All of
                            -------------
such issued and
outstanding shares are duly authorized, validly issued, fully paid and non-assessable. All of the outstanding shares of capital stock of each subsidiary are owned by the Company. The Company has reserved a sufficient number of shares of Common Stock necessary for issuance as Warrant Shares. All such shares of Common Stock will, upon issuance after exercise of the applicable Warrant(s), be duly authorized, validly issued, fully paid and non-assessable.

     3. The Purchase Agreement and each other Transaction Document to which the Company is a party have been duly authorized by all necessary corporate action, duly executed and delivered by or on behalf of the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except that (a) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and
(b) any rights to indemnity or contribution thereunder may be limited by federal and state law and public policy considerations.

     4. The execution, delivery and performance by the Company of the Purchase Agreement and the other Transaction Documents to which the Company is a party and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Securities, does not and will not (a) constitute or result in a default under or breach or violation of (i) any term or provision of the Certificate of Incorporation or bylaws of the Company or (ii) material contracts or instruments known to us to which the Company or any of its subsidiaries is a party (which contracts and instruments are listed on Schedule B hereto) or (iii) assuming compliance with all
              ----------
applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Purchasers in the Purchase Agreement, any provision of any law, rule or regulation or any judgment, order or decree applicable to the Company or any of its subsidiaries and their respective assets, which, in our experience, is normally applicable both to general business corporations that are not engaged in regulated business activities and to transactions of the type contemplated by the Transaction Documents (but without our having made any special investigation as to other laws); (b) result in the acceleration or termination of any rights under any contract or instrument known to us to which the Company or any of its subsidiaries is a party (which contracts and instruments are listed on Schedule B hereto); or (c)
                                                     ----------
to our knowledge, result in the creation or imposition of any liens, charges or encumbrances upon any assets of the Company or any of its subsidiaries.

     5. To our knowledge, after due inquiry, no approval, consent, order, authorization of or designation, declaration or filing with any governmental authority or regulatory agency or any other person or entity, and no lapse of a waiting period, is required in connection with the valid execution, delivery or performance by the Company of the Purchase Agreement, any other Transaction Document, the issuance and delivery of the Securities or any other transactions contemplated by any of the Transaction Documents, except as may be required under applicable state securities or "Blue Sky" laws, as to which we express no opinion.

     6. To our knowledge, no action, suit, proceeding, inquiry or investigation is now pending or threatened against the Company or any of its subsidiaries, or any of their respective directors or officers, in their capacities as such, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government, or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which, if determined adversely, could result in a Material Adverse Change or questions the validity, enforceability or the authority of the Company to perform its obligations under the Purchase Agreement or any other Transaction Document to which the Company is a party or any action taken or to be taken pursuant thereto. To our knowledge, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment, stipulation or decree of any court, administrative agency, commission, regulatory authority, other government agency or instrumentality.

     7. The offering, sale and delivery of the Securities by the Company in the manner contemplated by the Purchase Agreement, assuming the accuracy of the representations and warranties of the Purchasers in the Purchase Agreement, constitute transactions that are exempt from the registration requirements of the Securities Act.

     The opinions expressed herein are subject to the following exceptions, limitations and qualifications:

     A. The words "to our knowledge" or "known to us" with reference to matters of fact means that considering the actual knowledge of those attorneys in our firm who have given substantive attention to the transactions contemplated by the Transaction Documents and after receipt and review of certificates from officers of the Company and its subsidiaries, but not including any constructive or imputed notice of any information, we find no reason to believe that the opinions expressed herein are factually incorrect. Beyond that, we have made no independent factual investigation for the purpose of rendering an opinion with respect to such matters.

     B. We have assumed that the Purchase Agreement and the other documents executed in connection therewith by the Purchasers have been duly authorized, executed and delivered on their behalf and are legally binding upon and enforceable against each of the Purchasers to the extent that each such document purports to be.

     C. With respect to the opinions expressed in Paragraphs 4 and 6, we have not conducted any search of any indexes, dockets or other records of any federal, state or local court, administrative agency or body or of any arbitrator, and have relied, with respect to factual matters, solely upon a certificate of officers of the Company.

     D. We are members of the Bar of the State of Texas only, and do not purport to be experts on, generally familiar with, or qualified to express legal conclusions based on, laws of states other than the State of Texas, the corporate laws of the State of Delaware and the federal securities laws. We express no opinion as the validity and binding effect of the Purchase Agreement or the other Transaction Documents under the substantive law of the State of New York, the jurisdiction whose law has been chosen by the parties as governing such agreement, and we express no opinion as to whether New York law will in fact be the choice of law applied by a court with respect to the Purchase Agreement. In expressing the opinions set forth in Paragraph 3 above, we have assumed that the substantive laws of the state of New York are not materially different from the substantive laws of the State of Texas.

     E. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to authentic originals of all documents submitted to us as copies and the accuracy of all factual recitations contained in certificates or similar documents examined by us.

     F. The opinions expressed in Paragraph 1 regarding the existence and good standing of the Company are rendered solely on the basis of certificates issued by the appropriate Secretaries of States in which the Company is qualified to do business as a foreign corporation, as the case may be.

     G. The opinions expressed in Paragraphs 3 and 4 are subject to (i) the General Qualifications set forth in the Legal Opinion Accord of the ABA Section of Business Law (1991), and (ii) the Other Common Texas Qualifications set forth in the Report of the Legal Opinions Committee Regarding Legal Opinions in Business Transactions (June 1, 1992) of the Business Law Section of the State Bar of Texas, a copy of which qualifications are attached as Schedule C to this
                                                             ----------
opinion letter. Further, the indemnification and contribution provisions of the Transaction Documents may be subject to or limited by federal and state securities laws and public policy embodied therein or related thereto.

     The opinions expressed herein are limited to the matters specifically addressed, and no opinion is implied or may be inferred beyond the matters so specifically addressed.

     The opinions expressed in this letter are based upon the law in effect on the date hereof, and we assume no obligation to revise or supplement this opinion should such law be changed by legislative action, judicial decision or otherwise.

     This opinion is being furnished to you solely for your benefit and only with respect to the transactions recited herein. Accordingly, it may not be relied upon by, or quoted in any manner or delivered to, any person or entity without, in each instance, our prior written consent.


                                                  Very truly yours,

                                                                      SCHEDULE A
                                                                      ----------


                             Foreign Jurisdictions
                             ---------------------


California
New Hampshire
North Carolina
Texas

                                                                      SCHEDULE B

                              Material Contracts
                              ------------------

     1. Share Purchase Agreement, dated November 17, 1997, between the Company and Loughborough Sound Images Limited (formerly Loughborough Sound Images plc); and the Letter Agreement dated March 24, 1998, between the Company and Loughborough Sound Images Limited.

     2. Form of Indemnification and Hold Harmless Agreement for directors of the Company.

     3. Employment Agreement, dated January 1, 1999, between the Company and Simon Yates.

     4. Credit Agreement, dated December 11, 1998, between the Company and Fleet National Bank, a national banking association.

     5. Advice of Borrowing Terms, dated December 16, 1998, by and between National Westminister Bank plc and the Company.

                                                                      SCHEDULE C

                       Other Common Texas Qualifications
                       ---------------------------------

     Other provisions which may be excepted from the Remedies Opinion by Texas lawyers and which are not found in the Other Common Qualifications under the ABA Accord, include the following (herein referred to as the "Other Common Texas Qualifications"):

     (a) provisions restricting access to courts or to legal or equitable remedies or purporting to affect the jurisdiction or venue of courts;

     (b) provisions purporting to establish evidentiary standards for suits or proceedings to enforce the Transaction Documents;

     (c) provisions purporting to waive rights to notice, legal defenses, statutes of limitations, or other benefits that cannot be waived under applicable law;

     (d) provisions granting powers of attorney or authority to execute documents or to act by power of attorney on behalf of the Client;

     (e) self-help remedies provided for in the Transaction Documents (other than those remedies available pursuant to an exercise in accordance with the provisions of Section 51.002 of the Property Code or Chapter 9 of the Texas Business and Commerce Code);

     (f)  provisions providing that remedies are cumulative;

     (g)  provisions that decisions by a party are conclusive;

     (h) provisions purporting to provide remedies inconsistent with the UCC, to the extent the UCC is applicable thereto;

     (i)  provisions purporting to grant to or limit rights of third parties;
          and

     (j) provisions purporting to create a trust or constructive trust without compliance with applicable trust law.

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